UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 26, 2007
ZIMMER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
345 East Main Street
Warsaw, Indiana 46580
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (574) 267-6131
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On November 26, 2007, J. Raymond Elliott, Chairman of the Board of Zimmer Holdings, Inc. (the “Company”) advised the Company that, in accordance with his previously announced retirement plans, he intends to resign as Chairman of the Board and a member of the Company’s Board of Directors effective November 30, 2007.
     On November 27, 2007, the Board of Directors of the Company appointed John L. McGoldrick as non-executive Chairman of the Board effective December 1, 2007.
     The Company issued a press release on November 27, 2007 announcing the changes in its Board of Directors. The press release is attached hereto as Exhibit 99.1 and the information set forth therein is incorporated herein by reference.
     The Company has not entered into any material plans, contracts or arrangements or amended any existing plans, contracts or arrangements with Messrs. Elliott or McGoldrick except that Mr. McGoldrick will receive an annual cash fee of $30,000 for serving as non-executive Chairman in addition to other compensation he may receive as a director and as a member or chair of committees of the Board of Directors.
Item 5.03. Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.
     On November 27, 2007, the Board of Directors of the Company approved the amendment and restatement of the Company’s By-Laws effective as of November 30, 2007 (the “Restated By-Laws”). The amendments to Article I update the name and address of the Company’s registered agent. The amendments to Articles II, III and IV make a number of changes related to the new position of a Chairman of the Board who does not also serve as Chief Executive Officer. The amendments to Article V are intended to facilitate the trading of shares of the Company’s common stock on an uncertificated basis.
     The above summary is qualified in its entirety by the full text of the Restated By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

3.1	Restated By-Laws of Zimmer Holdings, Inc. effective November 30, 2007

99.1	Press Release, dated November 27, 2007, issued by the Company

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 27, 2007

ZIMMER HOLDINGS, INC.

By: Name:	/s/ Chad F. Phipps Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated By-Laws of Zimmer Holdings, Inc. effective November 30, 2007

99.1	Press Release, dated November 27, 2007, issued by the Company